                                                                EXHIBIT 10.17

               SECOND AMENDMENT TO MORTGAGE AND SECURITY AGREEMENT

                  This Second Amendment To Mortgage and Security Agreement (the "Second Amendment") is being executed as of May 27, 1997, by and among 909 North Michigan Avenue Corporation ("Hotel Corporation"), The Westin Chicago Limited Partnership (the "Hotel Partnership," and together with Hotel Corporation, individually and collectively, the "Mortgagor") and Teacher Retirement System of Texas ("Mortgagee") in connection with that certain Mortgage and Security Agreement dated as of August 21, 1986, by Hotel Corporation (and Hotel Partnership, as its assignee) to Mortgagee as amended by that certain First Amendment to Mortgage and Security Agreement dated as of June 2, 1994 (the "First Amendment") (the "Existing Mortgage," and as amended by this Second Amendment, the "Mortgage").

                                R E C I T A L S

                  A. Mortgagor and Mortgagee are parties to the Existing Mortgage, encumbering certain real property (including improvements thereon) located in the County of Cook, State of Illinois (a legal description of which is attached hereto as Exhibit A) and recorded in the Recorder's Office in County of Cook, Illinois as Document No. 86378850. Pursuant to the Existing Mortgage, Mortgagor granted a first-priority lien on The Westin Chicago (the "Chicago Hotel") and the other Premises (as defined therein) as security for a loan ("Loan") in the original principal amount of $32,825,000 made by Mortgagee to Hotel Corporation, and for all other indebtedness (as defined in the Mortgage). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings given such terms in the Mortgage (as amended hereby).


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
                  B. Hotel Corporation, Hotel Partnership, Mortgagee, Westin Hotels Limited Partnership ("WHLP"), Westin Hotel Company ("Westin") and certain other parties have entered into that certain Second Restructuring Agreement of even date herewith (the "Restructuring Agreement"), which, among other things, requires the execution and delivery of this Second Amendment.

                               A G R E E M E N T

                  NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound hereby, agree as follows:

                  1. Amendments.

                  1.1. Amended Definitions.

                       a. Definition of Note. The first Recital in the Existing Mortgage is hereby amended by deleting the phrase "("the "Note")" in line 5 thereof and substituting therefore the following:

                  "as amended by that certain First Amendment to Promissory Note dated as of June 2, 1994 and by that certain Second Amendment to Promissory Note dated as of May 27, 1997 (as so amended, together with any and all extensions, substitutions, amendments, modifications, replacements, rearrangements and/or renewals thereof from time to time, the "Note")."

                       b. Definition of Indebtedness and Loan Documents. The Existing Mortgage is hereby amended by deleting the entirety of that portion of the second Recital paragraph (which second Recital paragraph was added by Section 1.1(b) of the First Amendment) that immediately follows clause (iv) thereof (which portion begins with "All of the covenants" and ends with "... modified from time to time") and replacing it with the following:

                  "All of the covenants, obligations and liabilities described in clauses (i) through (iv) of this Recital shall hereinafter be collectively referred to as the "indebtedness." As used herein, the term "Loan Documents" shall mean (i) the Note,
                  (ii) the Mortgage, as amended by that certain First Amendment To Mortgage and Security Agreement dated as of June 2, 1994 (the "First Amendment to Mortgage") and by that certain Second Amendment to Mortgage and Security Agreement dated as of May 27, 1997 (the "Second Amendment to Mortgage"), as further amended, restated, supplemented or otherwise modified from time to time, (iii) that certain Absolute Assignment of Lessor's Interest in Leases dated as of August 21, 1986, by 909 North Michigan Avenue Corporation (and The Westin Chicago Limited Partnership, as its assignee) in favor of Mortgagee, as amended by that certain Amendment to Assignment of Rents and Leases, Assignment of Management Agreement and Subordination of Management Agreement dated as of June 2, 1994 (the "First Amendment to Other Loan Documents"), and by that certain Second Amendment to Assignment of Rents and Leases, Assignment of Management Agreement and Subordination of Management Agreement dated as of May 27, 1997 (the "Second Amendment to Other Loan Documents"), and as further amended, restated, supplemented or otherwise modified from time to time (the "Assignment of Leases"), (iv) that certain Assignment of Management Agreement dated as of August 21, 1986, by 909 North Michigan Avenue Corporation (and The Westin Chicago Limited Partnership, as its assignee) as Owner, The Westin Chicago Limited Partnership and Westin Hotels Limited Partnership ("WHLP") for the benefit of Mortgagee, as amended by the First Amendment to Other Loan Documents and the Second Amendment to Other Loan Documents, and as further amended, restated, supplemented or otherwise modified from time to time (the "Assignment of Management Agreement"), (v) the Subordination of Management Agreement dated August 21, 1986, among the Mortgagee, The Westin Chicago Limited Partnership, 909 North Michigan Avenue Corporation, WHLP and Westin Hotel Company ("Westin"), as amended by the First Amendment to Other Loan Documents and the Second Amendment to Other Loan Documents, and as further amended, restated, supplemented or otherwise modified from time to time, (vi) the Restructuring Agreement dated as of June 2, 1994, among 909 North Michigan

                  Avenue Corporation, The Westin Chicago Limited Partnership, Mortgagee, Westin, WHLP and certain other parties (as amended, restated, supplemented or otherwise modified from time to time, the "First Restructuring Agreement") to the extent the First Restructuring Agreement relates to the indebtedness secured hereby, the Mortgagor or the Premises and the Second Restructuring Agreement dated as of May 27, 1997, among 909 North Michigan Avenue Corporation, The Westin Chicago Limited Partnership, Mortgagee, Westin, WHLP and certain other parties (as amended, restated, supplemented or otherwise modified from time to time, the "Second Restructuring Agreement") to the extent the Second Restructuring Agreement relates to the indebtedness secured hereby, the Mortgagor or the Premises,
                  (vii) the Tax Escrow Agreement (as hereinafter defined),
                  (viii) the Chicago FF&E Escrow Agreement (as hereinafter defined), and (ix) all other security agreements, financing statements, lease assignments, guarantees and other agreements, instruments, documents and written indicia of contractual obligations between the Mortgagee, on the one hand, and any or all of The Westin Chicago Limited Partnership, 909 North Michigan Avenue Corporation, WHLP, or Westin or any other person or entity having any right or interest in any security for the Loan, on the other hand, executed in connection with any of the transactions contemplated by any of the documents referenced in this definition of Loan Documents, as each such agreement, instrument or other document referenced in any of the foregoing clauses may be amended, restated, supplemented or otherwise modified from time to time."

                       c. Definition of St. Francis Note. Clause (m) of the first paragraph of Paragraph 13 of the Existing Mortgage is hereby amended and restated in its entirety to read as follows:

                       "(m) default shall be made under (x) that certain Deed of
                  Trust, Financing Statement, Security Agreement and Fixture Filing (With Assignment of Rents and Leases) executed by St. Francis Hotel Corporation, a Delaware corporation, and assumed by The Westin St. Francis Limited Partnership, a Delaware partnership, as assignee of St. Francis Hotel Corporation, each as Trustor (St. Francis Hotel Corporation and The Westin St. Francis Limited Partnership, collectively, "St. Francis") on August 21, 1986, to Transnation Title Insurance Company (formerly known as Transamerica Title Insurance Company), as Trustee, for the benefit of Mortgagee, as

                  Beneficiary, as amended by that certain First Amendment to Deed of Trust, Financing Statement, Security Agreement, and Fixture Filing (with Assignment of Rents and Leases) dated as of June 2, 1994, and by that certain Second Amendment to Deed of Trust, Financing Statement, Security Agreement, and Fixture Filing (with Assignment of Rents and Leases) dated as of May 27, 1997, as the same may be further amended, restated, supplemented or otherwise modified from time to time (the "St. Francis Deed of Trust"), or (y) that certain Promissory Note executed by St. Francis as Maker, on August 21, 1986, in favor of Mortgagee, as Holder, as amended by that certain First Amendment to Promissory Note dated June 2, 1994 and by that certain Second Amendment to Promissory Note dated as of May 27, 1997, and as the same may be further amended, restated, supplemented or otherwise modified from time to time (the "St. Francis Note"), or (z) any other Loan Document (as defined in the St. Francis Note); or"

                  1.2 Notices. The addresses for notice to Mortgagee in Paragraph 21(b) of the Existing Mortgage are hereby amended and restated in their entirety to read as follows:

                  "(b)     If to Mortgagee:

                  Teacher Retirement System of Texas
                  1000 Red River Street
                  Austin, Texas  78701-2698
                  Attention:  Timothy W. Monter
                  Telecopy:   (512) 370-0583

                  with a copy to:

                  Teacher Retirement System of Texas
                  1000 Red River Street
                  Austin, Texas  78701-2698
                  Attention:  Legal Services Department
                  Telecopy:   (512) 370-0529

                  LaSalle Advisors Limited
                  1601 Response Road, Suite 300
                  Sacramento, California  95815
                  Attention:  Bruce D. Grant
                  Telecopy:   (916) 920-0205

                  Latham & Watkins
                  5800 Sears Tower


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
                  233 South Wacker Drive
                  Chicago, Illinois  60606
                  Attention:  J. Douglas Bacon
                  Telecopy:   (312) 993-9767"


                  1.3 Prepayment Premium in Event of Foreclosure. Paragraph 27 of the Existing Mortgage is hereby amended by adding the following paragraph as the second-to-last paragraph thereof:

                  "Upon any default by Mortgagor and following the acceleration of maturity as herein provided, a tender of payment by the Mortgagor or by anyone on behalf of the Mortgagor of the amount necessary to satisfy the entire indebtedness secured hereby made at any time prior to foreclosure sale shall constitute an evasion of the prepayment terms of the Note and be deemed to be a voluntary prepayment thereunder and any such payment shall, therefore, include the additional payment required under the prepayment provisions contained in the Note."

                  2. Representations and Warranties of Hotel Corporation and Hotel Partnership. To induce Mortgagee to enter into this Second Amendment, each Mortgagor hereby jointly and severally reaffirms, and incorporates by reference herein, each of its representations and warranties set forth in the Second Restructuring Agreement.

                  3. Conditions to Effectiveness. The amendments to the Existing Mortgage set forth in Section 1 hereof shall become effective on the Effective Date (as defined in the Second Restructuring Agreement).

                  4. Miscellaneous.

                  4.1 Reference to and Effect on the Mortgage. Upon the Effective Date, each reference in the Existing Mortgage to "this Mortgage," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Existing Mortgage as


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
amended hereby, and each reference to the Existing Mortgage in the Note, any other Loan Document, any Restructuring Document (as defined in the Second Restructuring Agreement), or any other document, instrument or agreement executed and/or delivered in connection with this Second Amendment, the Existing Mortgage, the Note, any other Loan Documents, or any Restructuring Documents shall mean and be a reference to the Existing Mortgage as amended hereby.

                  4.2 No Waiver. The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of the Mortgagee under the Existing Mortgage, as amended by the First Amendment and the Second Amendment, the Note, the Loan Documents, the Restructuring Documents or any other document, instrument or agreement executed in connection herewith or therewith, nor constitutes a waiver of any provision contained therein, except as specifically set forth herein or contemplated hereby.

                  4.3 Reaffirmation. The terms and conditions of this Second Amendment and the Mortgagee's rights, powers and remedies pursuant hereto shall apply to all of the indebtedness secured hereby. Except as specifically modified herein, the Existing Mortgage remains in full force and effect, and Mortgagor hereby ratifies and reaffirms the terms and provisions of the Mortgage and the validity and enforceability thereof (as if The Westin Chicago Hotel Partnership were a party thereto in the same capacity as 909 North Michigan Avenue Corporation). This Second Amendment is an amendment of the Existing Mortgage and does not constitute a novation of any of the indebtedness secured hereby.

                  4.4 Governing Law and Severability. This Second Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) and decisions of the State of Illinois. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  4.5 Counterparts. This Second Amendment may be executed (including, without limitation, by way of facsimile) in any number of counterparts and by different parties hereto and separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Executed signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  4.6 Headings. Section headings in this Second Amendment are included herein for convenience and reference only and shall not constitute a part of this Second Amendment for any purpose.

This Document was prepared by:
Douglas Bacon
Latham & Watkins
5800 Sears Tower
Chicago, Illinois 60606
(312) 876-7700


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
                  IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first above written.

                                   909 NORTH MICHIGAN AVENUE CORPORATION,
                                   a Delaware corporation, as Mortgagor


                                   By: /s/ Douglas C. Sutten
                                      ------------------------------------------
                                   Its:    Vice President


                                   THE WESTIN CHICAGO LIMITED PARTNERSHIP,
                                   a Delaware limited partnership, as
                                   Mortgagor

                                   By: 909 North Michigan Avenue Corporation,
                                       its General Partner


                                   By: /s/ Douglas C. Sutten
                                      ------------------------------------------
                                   Its:    Vice President


                                   TEACHER RETIREMENT SYSTEM OF TEXAS,
                                   a public pension fund and an agency
                                   of the State of Texas, as Mortgagee


                                   By: /s/ Timothy W. Monter
                                      ------------------------------------------
                                   Its:    Loan Administration Manager




[Signature Page to Second Amendment to Mortgage and Security Agreement.]

STATE OF WASHINGTON        )
                           )  ss.
COUNTY OF KING             )


         On this 22nd day of May, 1997, before me personally appeared Douglas C. Sutten, to me known to be the Vice President of 909 North Michigan Avenue Corporation, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he is authorized to execute the said instrument, and that the seal affixed, if any, is the corporate seal of said corporation.

         IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.


                                   /s/ George T. Cowan
                                   ---------------------------------------------
                                   (Signature)
                                   George T. Cowan

                                   NOTARY PUBLIC in and for the
                                   State of Washington, residing at Seattle.
                                   My commission expires:  4/1/99

STATE OF WASHINGTON        )
                           )  ss.
COUNTY OF KING             )

         On this 22nd day of May, 1997, before me personally appeared Douglas C. Sutten, to me known to be the Vice President of 909 North Michigan Avenue Corporation, the corporation that executed the within and foregoing instrument in its capacity as the sole general partner of The Westin Chicago Limited Partnership, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he is authorized to execute the said instrument, and that the seal affixed, if any, is the corporate seal of said corporation.

         IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.

                                    /s/ George T. Cowan
                                    --------------------------------------------
                                   (Signature)
                                   George T. Cowan

                                   NOTARY PUBLIC in and for the
                                   State of Washington, residing at Seattle.
                                   My commission expires:  4/1/99

STATE OF TEXAS             )
                           )  ss.
COUNTY OF TRAVIS           )


         On this 23rd day of May, 1997, before me personally appeared Timothy W. Monter, to me known to be the Loan Portfolio Manager of TEACHER RETIREMENT SYSTEM OF TEXAS, a public pension fund and an agency of the State of Texas, which executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said public pension fund, for the uses and purposes therein mentioned, and on oath stated that she is authorized to execute the said instrument on behalf of said public pension fund.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.


                                   /s/ Janet S. Carpenter
                                   ---------------------------------------------
                                       Notary Public

                                   My Commission Expires:  10-2-99
                                   Janet S. Carpenter
                                   Notary Public
                                   State of Texas
                                   Comm. Exp. 10-02-99


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
                                    EXHIBIT A

PARCEL 1: LOTS 20, 21 AND 22 IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, BEING A SUBDIVISION OF PART OF BLOCK 13 IN CANAL TRUSTEES' SUBDIVISION OF SOUTH FRACTIONAL 1/4 OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN.
-ALSO-
PARCEL 2: THAT CERTAIN TRACT OF LAND (EXCEPT THE NORTH 1/2 THEREOF), DESCRIBED AS FOLLOWS: LOTS 23 TO 31, BOTH INCLUSIVE, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEES' SUBDIVISION OF THE SOUTH FRACTIONAL 1/4 OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN.

-ALSO-

PARCEL 3: THE EASEMENT OF LIGHT, AIR AND VIEW FOR THE BENEFIT OF PARCEL 2, OVER AND UPON THE PREMISES DESCRIBED AS FOLLOWS: COMMENCING AT A HORIZONTAL PLANE PARALLEL TO AND 63 FEET ABOVE CHICAGO CITY DATUM AND EXTENDING VERTICALLY UPWARDS TO THE ZENITH, BEGINNING AT A POINT ON THE NORTH LINE OF PARCEL 2 AFORESAID, 62 FEET EAST OF THE WESTERLY LINE OF SAID PARCEL 2; THENCE NORTH ALONG A LINE PARALLEL TO AND 62 FEET EAST OF THE WESTERLY LINE OF LOTS 23 TO 31 INCLUSIVE (AS A TRACT) IN ALMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO AFORESAID, A DISTANCE OF 30 FEET TO A POINT; THENCE EAST AND PARALLEL WITH THE CENTER LINE OF LOTS 23 TO 31 INCLUSIVE (AS A TRACT), A DISTANCE OF 88 FEET TO A POINT; THENCE SOUTH AND PARALLEL TO THE WESTERLY LINE OF SAID TRACT, A DISTANCE OF 30 FEET TO THE CENTER LINE OF SAID TRACT; THENCE WEST ALONG THE CENTER LINE OF SAID TRACT, A DISTANCE OF 88 FEET TO THE PLACE OF BEGINNING, AS CREATED BY AGREEMENT BETWEEN THE PALMOLIVE-PEET COMPANY, A CORPORATION OF DELAWARE, AND CHICAGO TITLE AND TRUST COMPANY, A CORPORATION OF ILLINOIS, AS TRUSTEE UNDER TRUST AGREEMENT DATED JULY 25, 1927 AND KNOWN AS TRUST NUMBER 19104, DATED MARCH 31, 1928, AND RECORDED APRIL 30, 1928, AS DOCUMENT NUMBER 10 005 790 AND ALSO RECORDED ON JUNE 21, 1932, AS DOCUMENT NUMBER 11 106 014 AND AS CONTINUED AND RESERVED BY INSTRUMENT, DATED DECEMBER 26, 1958 AND RECORDED ON DECEMBER 26, 1958, AS DOCUMENT NUMBER 17 413 316, ALL IN THE RECORDER'S OFFICE OF COOK COUNTY, ILLINOIS, WHICH EASEMENTS ARE DEPICTED ON THE SURVEY, DATED MAY 30, 1986 AND PREPARED BY CHICAGO GUARANTEE SURVEY COMPANY, HEREINAFTER REFERRED TO AS "THE SURVEY".
-ALSO-
PARCEL 4: AN EASEMENT FOR THE MAINTENANCE OF A REFRIGERATION OF CHILLED WATER PLANT LOCATED IN THE SOUTHWEST CORNER OF THE SUB-BASEMENT OF THE PLAYBOY BUILDING, AS CREATED BY AN AGREEMENT BETWEEN THE AMERICAN NATIONAL BANK OF CHICAGO, AS TRUSTEE, UNDER TRUST AGREEMENT DATED OCTOBER 8, 1959, AND KNOWN AS TRUST NUMBER

14758, AND LESSEE OF THE PLAYBOY BUILDING, AND 909 NORTH MICHIGAN AVENUE CORPORATION, RECORDED FEBRUARY 2, 1976, AS DOCUMENT NUMBER 23 378 328. Commonly known address: 909 North Michigan Avenue, Chicago, Illinois 60611
PIN: 17 03 213 006
     17 03 213 005


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